UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019

PULTEGROUP, INC.

(Exact name of Registrant as Specified in Charter)

Michigan	1-9804	38-2766606
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Peachtree Road NE, Suite 150, Atlanta, Georgia 30326

(Address of Principal Executive Offices) (Zip Code)

(404) 978-6400

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2019, PulteGroup, Inc. (the “Company”) entered into the Third Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010 (the “Original Rights Agreement”), between the Company and Computershare Trust Company, N.A., as rights agent, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated March 14, 2013 (the “First Amendment”) and that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated March 10, 2016 (the “Second Amendment” and, together with the Original Rights Agreement and the First Amendment, the “Section 382 Rights Agreement”). The Third Amendment to the Section 382 Rights Agreement, which was unanimously approved by the Company’s board of directors, extends the expiration date of the Section 382 Rights Agreement from June 1, 2019 to June 1, 2022 (subject to other earlier termination events, including if shareholder approval of the Third Amendment to the Section 382 Rights Agreement has not been obtained by June 1, 2019).

The Original Rights Agreement is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 23, 2010, the First Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 15, 2013 and the Second Amendment is described in and included as an exhibit to the Company’s Current Report on Form 8-K filed March 10, 2016. The Third Amendment to the Section 382 Rights Agreement is filed as Exhibit 4.1 hereto and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

4.1	Third Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 7, 2019, between PulteGroup, Inc. and Computershare Trust Company, N.A., as rights agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date: March 7, 2019	By:	/s/ Todd N. Sheldon
Todd N. Sheldon
Executive Vice President,
General Counsel and
Corporate Secretary